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EXHIBIT 10(z)

Non-Qualified Stock Option Agreement Pursuant to
The Dow Chemical Company 1988 Award and Option Plan

The Dow Chemical Company ("the Company" or "Dow") has delivered to you prospectus material pertaining to shares of Dow Common Stock covered by The Dow Chemical Company 1988 Award and Option Plan ("the Plan"). This instrument is referred to herein as "this Agreement." Terms that are used herein and defined in the Plan are used as defined in the Plan. THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING SECURITIES THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.

TERMS AND CONDITIONS

1.
This Agreement is in all respects subject to the terms and conditions of the Plan, all of which are hereby incorporated herein and by reference made a part hereof. In the event of any conflict between this Agreement and the Plan, the terms and conditions of the Plan shall govern and this Agreement shall be deemed to be modified accordingly.

2.
Subject to the vesting and exercise periods specified on the accompanying award letter and the conditions described below, this Agreement grants you the right to purchase the number of shares of Common Stock of the Company at the option price that are each specified on the letter attached to this Agreement (the "Option"). Notice of the exercise of this Option in whole or in part shall be made to Smith Barney via on-line trading, VRU, or Customer Service. Such notice of exercise shall be accompanied by payment in full for the shares covered thereby. Payment shall be in United States dollars or, at the discretion of the Compensation Committee, in Common Stock of the Company valued at Fair Market Value or a combination of dollars and Common Stock of the Company. Dollar payment shall be made by official bank check, certified check, or the equivalent. The Stock Award Resource Center shall have discretionary authority to accept a personal uncertified check or bank transfer in lieu of the foregoing methods of payment. Prior to such notice of exercise, and prior to the issuance and delivery of any shares, you (or your successors) shall make arrangements satisfactory to the Compensation Committee for the payment of any taxes required to be withheld in connection with the exercise of this Option under all applicable laws and regulations of any governmental authority, whether federal, state or local and whether domestic or foreign. The Company and its Subsidiaries and Affiliates (collectively and individually a "Dow Company") and their directors, officers, employees, or agents shall not be liable for any delay in issuance or receipt of any shares pursuant to this Agreement.

3.
This agreement shall terminate and your rights under this Agreement shall be forfeited if your employment with any Dow Company is terminated for any reason other than death, disability or retirement. In the event of your death, disability, or retirement while employed by a Dow Company, this Agreement shall, except as provided below, terminate upon the earlier to occur of (a) five years after your death, disability or retirement or (b) the original expiration date of this Agreement as specified on the reverse side of this Agreement. During your lifetime any Option covered by this Agreement may not be exercised by any person other than you. The Compensation Committee has the authority, however, to provide for the continuation of such rights in whole or in part despite such a termination and forfeiture whenever, in its sole judgment, it determines that such continuation is in the best interests of the Company. In the event of your retirement, your current year's Stock Option Grant will be prorated based on the number of months worked during the year. If you take a leave of absence from a Dow Company, for any reason, whether or not you intend to return to work, your award under this Agreement will be modified to comply with the leave of absence policy established by the Compensation Committee for Plan awards.

4.
If (a) you exercise any portion of this Option prior to                         , and (b) you leave the employment of a Dow Company within one year after such exercise for any reason except death, disability or retirement, then you shall pay to the Company any excess of the Fair Market Value over the exercise price on the date of exercise. You may be released from this obligation to pay the Company only if the Compensation Committee (or its duly appointed agent or agents) determines in its or their sole judgment that such action is in the best interests of a Dow Company.

5.
Any cash payments under this Agreement are not compensation, reward, bonus, fringe benefits or prize in nature (for the purpose of labor or industrial law) and are not in connection with or in consideration of, your services provided or to be provided to a Dow Company. The Company is under no obligation to grant you the right to receive any cash payment under any law, federal, local, domestic or foreign.

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6.
Your right to exercise this Option may not be sold, pledged, or otherwise transferred (except as hereinafter provided) and any attempt to sell, pledge, assign or otherwise transfer shall be void and your rights to the Option shall therefore be forfeited. Your right to exercise such Option shall, however, be transferable by will or pursuant to the laws of descent and distribution or you may make a written designation of a beneficiary on the form prescribed by the Compensation Committee, which beneficiary (if any) shall succeed to your rights under this Agreement in the event of your death.

7.
If at any time during the term of this Agreement you engage in any act of Unfair Competition (as defined below), this Agreement shall terminate effective on the date on which you enter into such act of Unfair Competition, unless terminated sooner by operation of another term or condition of this Agreement or the Plan. In addition, if at any time within three years after you exercise any portion of this Option you engage in any act of Unfair Competition, you shall promptly pay to the Company any excess of the Fair Market Value over the exercise price on the date of exercise. The Compensation Committee shall, in its sole discretion, determine when any act of Unfair Competition has occurred, and the determination of the Compensation Committee shall be final and binding as to all parties. For purposes of this Agreement, the term "Unfair Competition" shall mean and include activity on your part that is in competition with a Dow Company or is or may be harmful to the interests of a Dow Company, including but not limited to conduct related to your employment for which either criminal or civil penalties against you may be sought, or your acceptance of employment with an employer that is in competition with a Dow Company.

8.
By accepting this Agreement you will be consenting to a deduction from any amounts a Dow Company owes you from time to time (including amounts owed to you as wages or other compensation, fringe benefits, or vacation pay, as well as any other amounts owed to you by a Dow Company), to the extent of the amount you owe the Company under this Agreement. Whether or not the Company elects to make any set-off in whole or in part under this paragraph, if the Company does not recover the full amount you owe it, calculated as set forth above, you agree to immediately pay the unpaid balance to the Company.

9.
In the event that additional shares of Common Stock of the Company are issued pursuant to a stock split or a stock dividend, the Board of Directors shall make appropriate adjustments in the number and kind of Stock Options credited to your account and the Option price recorded on the books of the Company as deemed appropriate.

10.
Nothing contained in this Agreement shall confer or be deemed to confer upon you any right with respect to continuance of employment by a Dow Company, nor interfere in any way with the right of a Dow Company to terminate your employment at any time with or without assigning a reason therefore.

11.
This instrument shall constitute a Non-Qualified Stock Option Agreement between the Company and you, and this Agreement shall be deemed to have been made on                         . To the extent that federal laws do not otherwise control, this Agreement shall be governed by the laws of the state of Delaware and construed accordingly. Subject to earlier termination by operation of another term or condition of this Agreement or the Plan, this Agreement expires when all Options granted under this Agreement have been exercised or on the expiration date outlined on the reverse side of this Agreement, whichever date is earlier. You may choose to reject this award by written notice delivered to the Compensation Committee of the Company within ninety days of your receipt of this instrument. Individuals who reject this Stock Option will not receive additional cash or non-cash compensation in lieu of the Stock Option.

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